Page 14 of 17 Pages


                                    EXHIBIT A



                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of SoftNet Systems, Inc. dated as of January 31, 2000 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:  January 31, 2000        WHITE ROCK CAPITAL PARTNERS, L.P.

                               By:      White Rock Capital Management, L.P.
                                        Its General Partner

                                        By:      White Rock Capital, Inc.
                                                 Its General Partner

                                                 By:      /S/ PAULA STOREY
                                                          ----------------------
                                                          Paula Storey
                                                          Attorney-in-Fact

Date:  January 31, 2000        WHITE ROCK CAPITAL MANAGEMENT. L.P.

                               By:      White Rock Capital Inc.
                                        Its General Partner

                                        By:      /S/ PAULA STOREY
                                                 -------------------------------
                                                 Paula Storey
                                                 Attorney-in-Fact

Date:  January 31, 2000        WHITE ROCK CAPITAL, INC.

                               By:      /S/ PAULA STOREY
                                        ----------------------------------------
                                        Paula Storey
                                        Attorney-in-Fact

Date:  January 31, 2000        THOMAS U. BARTON


                               By:      /S/ PAULA STOREY
                                        ----------------------------------------
                                        Paula Storey
                                        Attorney-in-Fact

Date:  January 31, 2000        JOSEPH U. BARTON


                               By:      /S/ PAULA STOREY
                                        ----------------------------------------
                                        Paula Storey
                                        Attorney-in-Fact